Exhibit 99.1

This is not an offer for sale, or solicitation of an offer to buy, in the United States or to any U.S. Person (as defined in Regulation S under the U.S. Securities Act of 1933, as amended) of any equity shares or any other securities of the Company.

NEITHER THE SPECIAL WARRANTS NOR THE UNITS, COMMON SHARES OR WARRANTS ISSUABLE UPON EXERCISE OF THE SPECIAL WARRANTS OR UNITS HAVE BEEN OR WILL BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "U.S. SECURITIES ACT"), OR ANY SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES ABSENT REGISTRATION OR AN APPLICABLE EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS.

CLS Holdings USA, Inc. Announces $10 Million
Brokered Private Placement

Las Vegas, NV – (Globe Newswire) – (May 8, 2018) – CLS Holdings USA, Inc. (OTCQB: CLSH) ("CLS" or the "Company") a development stage diversified cannabis company operating as Cannabis Life Sciences, today announced that it has entered into an agreement with a Canadian agent (the "Agent"), whereby the Agent will sell on a commercially reasonable efforts private placement basis, that number of special warrants of the Company (the "Special Warrants") that is equal to aggregate gross proceeds of C$10,000,000 (the “Offering”).

Each Special Warrant shall be exercisable into one unit (a “Unit”) of the Company, at no additional cost, until 5:00 p.m. EST on the earlier of: (a) the date which is 5 business days following the issuance of a receipt for a final long form prospectus by the last of the securities regulatory authorities in the provinces of Canada (other than Quebec), and (b) the date which is 4 months and 1 day following the completion of the Proposed Acquisition (defined below) (the “Time of Expiry”). Any Special Warrants that have not been exercised prior to the Time of Expiry will be exercised on behalf of the holders thereof immediately prior to the Time of Expiry.

Each Unit shall consist of one common share (a “Common Share”) of the Company and one common share purchase warrant (a “Warrant”). Each Warrant shall be exercisable into one Common Share of the Company at a price of that is 50% greater than the issue price of the Special Warrants for a period of 36 months from the date of the listing of the Company’s Common Shares on a recognized Canadian stock exchange (the “Listing Date”).

The gross proceeds of the Offering, less 50% of the Agent’s Fee (defined below) and the estimated expenses of the Agent (the “Escrowed Funds”), will be held in escrow subject to the satisfaction of certain escrow release conditions (the “Release Conditions”), as will be further set out in the indenture governing the Special Warrants. If the Release Conditions are not satisfied prior to May 31, 2018, or, if prior to such time, the definitive agreements in respect of the Proposed Acquisition (defined below) are terminated, the Escrowed Funds plus accrued interest shall be used by the Company to repurchase the Special Warrants at a redemption price per Special Warrant equal to the issue price of the Special Warrants plus a pro rata amount of any interest accrued in respect of the Escrowed Funds to the date of redemption.

Closing of the Offering is expected to occur in tranches with the first tranche to occur on or about May 21st, 2018 (the “Closing Date”) and is subject to certain conditions including, but not limited to, the receipt of all necessary approvals of the securities regulatory authorities.

Pursuant to the terms of the Offering, the Agent has been granted an option to increase the Offering by 15%, which option is exercisable by the Agents at any time up until the Closing Date.

The Company will pay a cash commission to the Agent equal to 8.0% of the aggregate gross proceeds of the Offering (the “Agent’s Fee”). The Agent will receive a corporate finance fee equal to 5.0% of the gross proceeds of the Offering, payable on the Closing Date. The Company will also issue Agent’s warrants to the Agent exercisable for a period of 36 months from the Listing Date to acquire that number of Units which is equal to 8.0% of the number of Units sold under the Offering, at an exercise price that is equal to the issue price of the Special Warrants.

The Company intends to use the net proceeds of the Offering to fund the cash consideration for the proposed acquisition of the outstanding equity interests in three subsidiaries (collectively, “Oasis Cannabis”) from Alternative Solutions, LLC (the “Proposed Acquisition”) as well as general working capital.

Disclaimer

CLS has executed a definitive agreement to acquire Oasis Cannabis from Alternative Solutions, LLC. The closing of the Proposed Acquisition is subject to the satisfaction of a number of conditions including the Company’s ability to raise cash, and as a result, there can be no assurance that we will be able to close the Proposed Acquisition.

See CLS Holdings USA’s filings with the SEC for additional details.

About Oasis Cannabis (www.oasiscannabis.com)

Oasis Cannabis has operated a cannabis dispensary in the Las Vegas market since dispensaries first opened in Nevada in 2015 and has been recognized as one of the top marijuana retailers in the state. Its location within walking distance to the Las Vegas Strip and Downtown Las Vegas in combination with its delivery service to residents allows it to efficiently serve both locals and tourists in the Las Vegas area. The company recently commenced wholesale offerings of cannabis in Nevada with the launch of its City Trees brand of cannabis concentrates and cannabis-infused products in August 2017. An expansion of its cultivation and production facility is currently underway and is expected to be completed during the second half of 2018.

About CLS Holdings USA (www.clsholdingsinc.com)

CLS Holdings USA, Inc.  (OTCQB: CLSH) plans to become a diversified cannabis company and is shifting its corporate strategy to becoming a fully licensed integrated cannabis producer and retailer in Nevada and other states.

CLS stands for "Cannabis Life Sciences," in recognition of the Company's patent pending proprietary method of extracting various cannabinoids from the marijuana plant and converting them into products with a higher level of quality and consistency. The Company's business model includes licensing operations, processing operations, processing facilities, sale of products, brand creation and consulting services.

For additional information, please visit: http://www.clsholdingsinc.com

Twitter: @CLSHusa

Forward Looking Statements and Information

This press release contains forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995 and forward-looking information as that term is defined under the Securities Act (Ontario). These statements relate to anticipated future events, future results of operations or future financial performance. These forward-looking statements and forward-looking information include, but are not limited to, statements relating to whether certain transactions, including the Proposed Acquisition and the Offering will be completed, the terms and timing of such transactions, receipt of all necessary regulatory approvals, the descriptions of the companies and the business that any potential target companies could bring to CLS. In some cases, you can identify forward-looking statements and information by terminology such as "may," "might," "will," "should," "intends," "expects," "plans," "goals," "projects," "anticipates," "believes," "estimates," "predicts," "potential," or "continue" or the negative of these terms or other comparable terminology. Forward-looking statements and forward-looking information are only predictions, are uncertain and involve substantial known and unknown risks, uncertainties and other factors which may cause our actual results, levels of activity or performance to be materially different from any future results, levels of activity or performance expressed or implied by these forward-looking statements or forward-looking information. We cannot guarantee future results, levels of activity or performance and we cannot guaranty that the proposed transactions described in this press release will occur. You should not place undue reliance on these forward-looking statements or forward looking information, which speak only as of the date that they were made. These cautionary statements should be considered together with any written or oral forward-looking statements or forward-looking information that we may issue in the future. Except as required by applicable law, we do not intend to update any of the forward-looking statements or forward-looking information to conform these statements to reflect actual results, later events or circumstances or to reflect the occurrence of unanticipated events. CLS has entered into a definitive agreement to acquire Oasis Cannabis, which is expected to close in the second quarter of 2018. See CLS Holdings USA filing with the SEC for additional details.

Contact Information
Corporate:
Chairman and CEO
Jeff Binder
jeff@clsholdingsinc.com
888-438-9132

Investors:
Hayden IR
CLSH@haydenir.com
917-658-7878